Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annaul Report on Form 10-K (the “Report”) of Multi-Fineline Electronix, Inc. (the “Company”) for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof, Reza Meshgin, as Chief Executive Officer of the Company, and Thomas Kampfer, as Chief Financial Officer of the Company, each hereby certifies, to the best of his respective knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 11, 2016	/S/ REZA MESHGIN	/S/ THOMAS KAMPFER
		Reza Meshgin President and Chief Executive Officer	Thomas Kampfer Chief Financial Officer and Executive Vice President